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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 24, 1998, which appears in the Registration Statement on Form S-1 of Evolving Systems, Inc. for the year ended December 31, 1997.

/s/ PRICEWATERHOUSECOOPERS LLP
PRICEWATERHOUSECOOPERS LLP

Broomfield, Colorado
August 3, 1998